UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-01608

Franklin High Income Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/14

Item 1. Reports to Stockholders.

MAY 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

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FIXED INCOME

Franklin High Income Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	33	Board Members and Officers	54
		Franklin High Income Fund	3	Notes to Financial Statements	37	Shareholder Information	59
		Performance Summary	8	Report of Independent
				Registered Public
		Your Fund’s Expenses	13
				Accounting Firm	52
		Financial Highlights and
				Tax Information	53
		Statement of Investments	15

Annual Report

Franklin High Income Fund

Your Fund’s Goals and Main Investments: Franklin High Income Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing substantially in high yield, lower rated debt securities and preferred stocks.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

We are pleased to bring you Franklin High Income Fund’s annual report for the fiscal year ended May 31, 2014.

Performance Overview

Franklin High Income Fund – Class A delivered a cumulative total return of +8.01% for the 12 months under review. In comparison, the benchmark Credit Suisse (CS) High Yield Index, which tracks the high yield debt market, returned +7.99%.1 The Fund’s peers delivered a +6.95% total return, as measured by the Lipper High Yield Funds Classification Average, which consists of funds chosen by Lipper that aim at high relative current yield from fixed income securities.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

While macroeconomic and geopolitical news (including the temporary U.S. government shutdown, the initiating of the Federal Reserve Board’s (Fed’s) tapering of its quantitative easing program, and rising tensions between Russia and Ukraine) seemed to dominate headlines over the past year, financial markets largely shrugged off these potential concerns. Although the U.S. Treasury yield curve did rise during 2013, long-term yields began to move down through May 2014. Similarly, while the pace of gains slowed during the first few months of 2014, equity markets continued to move upward, with the Standard & Poor’s® 500 Index gaining 20.45% over the past year and 4.97% year-to-date, supported by growing corporate earnings.3, 4

The rise in interest rates pressured the high yield corporate bond sector earlier in the period, but the combination of a downward move in rates in 2014 and healthy investor demand for high yield corporate bonds ultimately pushed yield

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 20.

Annual Report | 3

spreads lower over the past year, with valuations narrowing from 4.9 percentage points above Treasuries to 4.2 percentage points by period-end. Although spread valuations ended the period somewhat tight to their longer term averages, credit fundamentals remained largely supportive for high yield corporates. With rising corporate earnings, healthy margins, and ample access to both debt and equity capital, many issuers have been able to repair their balance sheets since the 2008–2009 period. As a result, default rates remained well below the long-term average. Moreover, with some economic stabilization in the euro-zone, a drive in China to steady its own economic growth trajectory, and Japan’s continuing to embark on an aggressive quantitative easing program, we believe global trends remained supportive for corporate credit. On the other hand, given the healthy financial market conditions, corporate issuers have become more aggressive with the structures and terms of new issues and have also been contemplating more shareholder-friendly transactions, which may come at the expense of these issuers’ credit quality.

Overall, we viewed spread valuations as generally appropriate relative to the fundamental credit outlook we hold as we look toward year-end. That being said, over the past year we increased the higher quality, high yield bond weighting within the Fund relative to our lower rated holdings, considering that the additional yield and spread offered by lower rated, high yield issuers continued to compress over the past year.

Investment Strategy

We are disciplined, fundamental investors who mainly rely on our analysts’ in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer’s creditworthiness, we consider the issuer’s experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.

Manager’s Discussion

The Fund performed in line with the CS High Yield Index during the period, while outperforming the average return of the peer funds (as measured by the Lipper High Yield Funds Classification Average). Similar to the overall high yield market, the Fund experienced a low default rate over the past fiscal year.

Looking at performance compared to the peer group, certain of the Fund’s industry weightings favorably impacted relative performance compared to the peer group.5 For instance, the Fund’s underweighting in the retailing sector was a positive contributor, as certain retail issues were negatively impacted by a

4 | Annual Report

Dividend Distributions*
6/1/13–5/31/14
		Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
June	1.10	1.02	1.04	1.14	1.12
July	1.10	1.02	1.04	1.14	1.12
August	1.10	1.02	1.04	1.14	1.12
September	1.10	1.01	1.04	1.15	1.13
October	1.10	1.01	1.04	1.15	1.13
November	1.10	1.01	1.04	1.15	1.13
December	1.10	1.01	1.04	1.14	1.12
January	1.10	1.01	1.04	1.14	1.12
February	1.10	1.01	1.04	1.14	1.12
March	1.10	1.01	1.03	1.15	1.13
April	1.10	1.01	1.03	1.15	1.13
May	1.10	1.01	1.03	1.15	1.13
Total	13.20	12.15	12.45	13.74	13.50

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

somewhat challenging holiday and winter shopping season. The Fund’s overweighting in the utilities sector was also additive to relative performance, given the outperformance of that sector. In particular, the Fund’s holdings in the bonds and bank debt of Texas Competitive Electric Holdings (TCEH) rallied after that company’s bankruptcy filing as investors assessed a more favorable recovery value for TCEH’s senior secured debt. The Fund’s heavier exposure to the broadcasting industry also positively impacted relative performance.6 The bonds of another large capitalization leveraged buyout issuer owned by the Fund, Clear Channel Communications, rallied over the course of the Fund’s fiscal year as operating performance and certain refinancing activities improved that company’s longer term prospects.

Looking at sectors that negatively impacted the Fund’s relative peer performance, the Fund’s overweighting in the energy sector weighed on returns. The continued, heavy, new-issue supply calendar for energy issuers caused this sector’s performance to lag during the period. On the other hand, the Fund’s lower exposure to the information technology sector impeded relative returns as that industry outperformed during the period.7 Lastly, the Fund’s overweighting in the metals and mining industry detracted from relative returns as weakness in certain commodity prices put pressure on the bonds for select issues in this industry.8

Top 10 Holdings by Issuer*
5/31/14

Company	% of Total
Sector/Industry	Net Assets
Sprint Nextel Corp.	2.0%
Telecommunication Services
HCA Inc.	2.0%
Health Care Equipment & Services
Cemex	1.7%
Materials
First Data Corp.	1.4%
Software & Services
Intelsat Jackson Holdings SA	1.4%
Telecommunication Services
Reynolds Group Issuer Inc./LLC/SA	1.4%
Materials
Chesapeake Energy Corp.	1.2%
Energy
SLM Corp.	1.2%
Diversified Financials
First Quantum Minerals Ltd.	1.1%
Materials
Ally/GMAC Inc.**	1.1%
Diversified Financials

*Securities are listed by issuer, which may appear by
another name in the SOI.
**Includes securities issued under the company’s
former name, GMAC Inc.

Annual Report | 5

What is a currency forward
contract?
A currency forward contract, or currency
forward, is an agreement between the
Fund and a counterparty to buy or sell a
foreign currency at a specific exchange
rate on a future date.

What is a credit derivative?
A credit derivative is a contract
agreement between the Fund and a
counterparty that is principally used by
the Fund to gain or increase exposure to
certain high yield securities or segments
of the high yield bond market and/or to
hedge against credit risk.

Over the course of the Fund’s fiscal year, the portfolio utilized derivatives, including currency forwards and credit derivatives via a high yield derivatives index. Currency forwards are principally used as a tool to hedge currency risk. Credit derivatives are used to hedge against credit risk, to gain or increase exposure to certain high yield securities or segments of the high yield bond markets, or to otherwise enhance Fund returns.

Thank you for your continued participation in Franklin High Income Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Copyright © 2014 CREDIT SUISSE GROUP AG and/or its affiliates. All rights reserved.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 5/31/14, the Lipper High Yield Funds
Classification Average consisted of 586 funds. Lipper calculations do not include sales charges but include reinvest-
ment of any income or distributions. Fund performance relative to the average may have differed if these or other factors had been considered.
3. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
4. Standard & Poor’s (S&P®) 500 Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved.
Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P
DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
5. For industry weighting comparisons, the Fund’s peer group comprises some of the mutual funds in the Lipper High
Yield Funds Classification Average.
6. Broadcasting is part of media in the SOI.
7. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.
8. Metals and mining is part of materials in the SOI.

Annual Report | 7

Performance Summary as of 5/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	5/31/14	5/31/13		Change
A (FHAIX)	$2.15	$2.12	+$	0.03
C (FCHIX)	$2.17	$2.13	+$	0.04
R (FHIRX)	$2.18	$2.14	+$	0.04
R6 (n/a)	$2.15	$2.12	+$	0.03
Advisor (FVHIX)	$2.15	$2.12	+$	0.03

Distributions
Share Class	Dividend Income
A (6/1/13–5/31/14)	$0.1320
C (6/1/13–5/31/14)	$0.1215
R (6/1/13–5/31/14)	$0.1245
R6 (6/1/13–5/31/14)	$0.1374
Advisor (6/1/13–5/31/14)	$0.1350

8 | Annual Report

Performance Summary (continued)

Performance as of 5/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(6/30/14)[5]	(with waiver)	(without waiver)
A								0.77%	0.78%
1-Year	+	8.01%	+	3.61%	$10,361	+	7.48%
5-Year	+	86.63%	+	12.36%	$17,908	+	11.79%
10-Year	+	126.04%	+	8.03%	$21,640	+	7.96%
C								1.27%	1.28%
1-Year	+	7.90%	+	6.90%	$10,690	+	11.06%
5-Year	+	82.13%	+	12.74%	$18,213	+	12.27%
10-Year	+	114.84%	+	7.95%	$21,484	+	7.88%
R								1.12%	1.13%
1-Year	+	8.02%	+	8.02%	$10,802	+	12.17%
5-Year	+	82.92%	+	12.84%	$18,292	+	12.37%
10-Year	+	118.54%	+	8.13%	$21,854	+	8.06%
R6								0.49%	0.50%
1-Year	+	8.27%	+	8.27%	$10,827	+	12.48%
Since Inception (5/1/13)	+	7.26%	+	6.69%	$10,726	+	7.12%
Advisor Class								0.62%	0.63%
1-Year	+	8.15%	+	8.15%	$10,815	+	12.35%
5-Year	+	87.86%	+	13.44%	$18,786	+	12.96%
10-Year	+	129.09%	+	8.64%	$22,909	+	8.57%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	5.87%	4.01%	4.01%
C	5.59%	3.68%	3.68%
R	5.67%	3.84%	3.84%
R6	6.42%	4.48%	4.46%
Advisor	6.31%	4.35%	4.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Advisor Class:	Shares are available to certain eligible investors as described in the prospectus. Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 5/31/14.

8. The 30-day standardized yield for the 30 days ended 5/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

9. Copyright © 2014 CREDIT SUISSE GROUP AG and/or its affiliates. All rights reserved. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

10. Source: Lipper, a Thomson Reuters Company. The Lipper High Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the one-year period ended 5/31/14, there were 586 funds in this category. Lipper calculations do not include sales charges.

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/13	Value 5/31/14	Period* 12/1/13–5/31/14
A
Actual	$1,000	$1,051.10	$3.89
Hypothetical (5% return before expenses)	$1,000	$1,021.14	$3.83
C
Actual	$1,000	$1,048.00	$6.43
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.34
R
Actual	$1,000	$1,048.50	$5.67
Hypothetical (5% return before expenses)	$1,000	$1,019.40	$5.59
R6
Actual	$1,000	$1,052.50	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.49	$2.47
Advisor
Actual	$1,000	$1,051.80	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.76%; C: 1.26%; R: 1.11%; R6: 0.49%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

14 | Annual Report

Franklin High Income Trust
Financial Highlights

Franklin High Income Fund
			Year Ended May 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.12	$1.97	$2.05	$1.89	$1.66
Income from investment operations[a]:
Net investment income[b]	0.13	0.13	0.14	0.15	0.15
Net realized and unrealized gains (losses)	0.03	0.16	(0.07)	0.16	0.23
Total from investment operations	0.16	0.29	0.07	0.31	0.38
Less distributions from net investment income	(0.13)	(0.14)	(0.15)	(0.15)	(0.15)
Net asset value, end of year	$2.15	$2.12	$1.97	$2.05	$1.89

Total return[c]	8.01%	15.24%	3.64%	17.15%	23.50%

Ratios to average net assets
Expenses[d]	0.76%[e]	0.76%	0.76%	0.75%	0.74%
Net investment income	6.10%	6.49%	7.16%	7.48%	8.30%

Supplemental data
Net assets, end of year (000’s)	$4,058,942	$3,920,619	$2,979,160	$2,750,251	$2,286,144
Portfolio turnover rate	29.33%	28.89%	22.52%	51.57%	41.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payment by affiliate rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin High Income Trust
Financial Highlights (continued)

Franklin High Income Fund
		Year Ended May 31,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.13	$1.99	$2.07	$1.90	$1.67
Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.13	0.14	0.15
Net realized and unrealized gains (losses)	0.04	0.14	(0.07)	0.17	0.22
Total from investment operations	0.16	0.27	0.06	0.31	0.37
Less distributions from net investment income	(0.12)	(0.13)	(0.14)	(0.14)	(0.14)
Net asset value, end of year	$2.17	$2.13	$1.99	$2.07	$1.90

Total return[c]	7.90%	13.99%	3.09%	17.03%	22.74%

Ratios to average net assets
Expenses[d]	1.26%[e]	1.26%	1.26%	1.25%	1.25%
Net investment income	5.60%	5.99%	6.66%	6.98%	7.79%

Supplemental data
Net assets, end of year (000’s)	$907,458	$814,757	$580,850	$494,073	$398,292
Portfolio turnover rate	29.33%	28.89%	22.52%	51.57%	41.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payment by affiliate rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust
Financial Highlights (continued)

Franklin High Income Fund
		Year Ended May 31,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.14	$2.00	$2.08	$1.91	$1.68
Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.14	0.14	0.15
Net realized and unrealized gains (losses)	0.04	0.14	(0.08)	0.18	0.22
Total from investment operations	0.16	0.27	0.06	0.32	0.37
Less distributions from net investment income	(0.12)	(0.13)	(0.14)	(0.15)	(0.14)
Net asset value, end of year	$2.18	$2.14	$2.00	$2.08	$1.91

Total return	8.02%	14.05%	3.25%	17.12%	22.78%

Ratios to average net assets
Expenses[c]	1.11%[d]	1.11%	1.11%	1.10%	1.10%
Net investment income	5.75%	6.14%	6.81%	7.13%	7.94%

Supplemental data
Net assets, end of year (000’s)	$363,756	$335,335	$263,425	$209,566	$122,056
Portfolio turnover rate	29.33%	28.89%	22.52%	51.57%	41.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payment by affiliate rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin High Income Trust
Financial Highlights (continued)

Franklin High Income Fund
	Year Ended May 31,
Class R6	2014	2013 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.12	$2.14
Income from investment operations[b]:
Net investment income[c]	0.13	0.01
Net realized and unrealized gains (losses)	0.04	(0.03)
Total from investment operations	0.17	(0.02)
Less distributions from net investment income	(0.14)	—
Net asset value, end of year	$2.15	$2.12

Total return[d]	8.27%	(0.93)%

Ratios to average net assets[e]
Expenses[f]	0.49%g	0.48%
Net investment income	6.37%	6.78%

Supplemental data
Net assets, end of year (000’s)	$35,633	$298
Portfolio turnover rate	29.33%	28.89%

aFor the period May 1, 2013 (effective date) to May 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payment by affiliate rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust
Financial Highlights (continued)

Franklin High Income Fund
			Year Ended May 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.12	$1.98	$2.06	$1.89	$1.66
Income from investment operations[a]:
Net investment income[b]	0.13	0.14	0.14	0.15	0.16
Net realized and unrealized gains (losses)	0.04	0.14	(0.07)	0.18	0.22
Total from investment operations	0.17	0.28	0.07	0.33	0.38
Less distributions from net investment income	(0.14)	(0.14)	(0.15)	(0.16)	(0.15)
Net asset value, end of year	$2.15	$2.12	$1.98	$2.06	$1.89

Total return	8.15%	14.81%	3.79%	17.89%	23.65%

Ratios to average net assets
Expenses[c]	0.61%[d]	0.61%	0.61%	0.60%	0.60%
Net investment income	6.25%	6.64%	7.31%	7.63%	8.44%

Supplemental data
Net assets, end of year (000’s)	$1,720,196	$1,275,166	$857,927	$362,418	$189,004
Portfolio turnover rate	29.33%	28.89%	22.52%	51.57%	41.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payment by affiliate rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin High Income Trust

Statement of Investments, May 31, 2014

Franklin High Income Fund	Country	Shares/Warrants/Units	Value
Common Stocks and Other Equity Interests 0.8%
Consumer Services 0.0%†
[a,b]Station Casinos Inc., wts., 6/17/18	United States	136,789	$203,815
Diversified Financials 0.6%
iShares iBoxx High Yield Corporate Bond ETF	United States	500,000	47,525,000
Materials 0.1%
NewPage Holdings Inc.	United States	60,000	5,400,000
Transportation 0.1%
[a]CEVA Holdings LLC	United Kingdom	3,364	3,784,748
Total Common Stocks and Other Equity Interests
(Cost $62,876,927)			56,913,563
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	134	196,980
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	7,283	8,192,947
Total Convertible Preferred Stocks (Cost $11,036,794)			8,389,927
Preferred Stocks (Cost $8,655,000) 0.1%
Diversified Financials 0.1%
GMAC Capital Trust I, 8.125%, pfd.	United States	346,200	9,388,944

		Principal Amount*
Corporate Bonds 93.4%
Automobiles & Components 1.1%
[c]General Motors Co., senior bond, 144A, 4.875%, 10/02/23	United States	6,400,000	6,736,000
The Goodyear Tire & Rubber Co., senior note,
8.25%, 8/15/20	United States	20,000,000	22,200,000
6.50%, 3/01/21	United States	25,200,000	27,594,000
[c]International Automotive Components Group SA, senior secured note,
144A, 9.125%, 6/01/18	United States	20,000,000	21,387,500
			77,917,500
Banks 4.2%
[d]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18,
FRN thereafter, Perpetual	United States	60,000,000	68,427,960
CIT Group Inc., senior note,
5.25%, 3/15/18	United States	9,000,000	9,686,250
5.375%, 5/15/20	United States	21,550,000	23,139,312
5.00%, 8/15/22	United States	33,650,000	34,869,812
[c]144A, 6.625%, 4/01/18	United States	6,925,000	7,773,313
[d]Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter,
Perpetual	United States	47,600,000	48,529,676
[d]JPMorgan Chase & Co., junior sub. bond, 6.00% to 8/01/23,
FRN thereafter, Perpetual	United States	46,700,000	47,458,875
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	40,000,000	43,675,000
5.125%, 5/28/24	United Kingdom	13,900,000	13,934,750
			297,494,948

20 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Capital Goods 2.7%
[c]Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	35,000,000	$39,571,875
7.75%, 2/01/20	Spain	12,200,000	13,465,750
[c]CBC Ammo LLC/CBC FinCo Inc., senior note, 144A, 7.25%,
11/15/21	Brazil	20,000,000	20,537,500
DigitalGlobe Inc., senior note, 5.25%, 2/01/21	United States	25,765,000	25,442,938
Meritor Inc., senior note, 6.75%, 6/15/21	United States	7,000,000	7,507,500
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	15,000,000	15,618,750
Terex Corp., senior note, 6.00%, 5/15/21	United States	20,000,000	21,450,000
[c,e]TransDigm Inc.,
senior sub. bond, 144A, 6.50%, 7/15/24	United States	9,500,000	9,654,375
senior sub. note, 144A, 6.00%, 7/15/22	United States	9,400,000	9,482,250
[c]Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	23,525,000	25,407,000
			188,137,938
Commercial & Professional Services 1.0%
[c]Algeco Scotsman Global Finance PLC, senior secured note, first lien,
144A, 8.50%, 10/15/18	United Kingdom	30,000,000	31,856,250
[b,f]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	9,053,899	905
United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	24,500,000	25,388,125
West Corp., senior note, 7.875%, 1/15/19	United States	15,000,000	16,012,500
			73,257,780
Consumer Durables & Apparel 3.7%
D.R. Horton Inc., senior note, 3.75%, 3/01/19	United States	24,300,000	24,451,875
KB Home,
senior bond, 7.50%, 9/15/22	United States	35,600,000	39,338,000
senior note, 4.75%, 5/15/19	United States	11,000,000	11,055,000
senior note, 7.00%, 12/15/21	United States	13,900,000	15,046,750
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	13,300,000	14,264,250
Shea Homes LP/Funding Corp., senior secured note, 8.625%,
5/15/19	United States	6,000,000	6,585,000
[c]SIWF Merger Sub Inc., senior secured note, 144A, 6.25%, 6/01/21	United States	11,800,000	11,947,500
Standard Pacific Corp., senior note, 6.25%, 12/15/21	United States	25,000,000	26,937,500
[c]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
7.75%, 4/15/20	United States	20,746,000	22,872,465
5.25%, 4/15/21	United States	15,500,000	15,732,500
5.625%, 3/01/24	United States	25,000,000	24,750,000
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	22,400,000	23,632,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	29,500,000	27,508,750
			264,121,590
Consumer Services 2.1%
[c]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	16,400,000	16,461,500
Caesars Entertainment Operating Co. Inc., senior secured note,
11.25%, 6/01/17	United States	40,000,000	35,400,000
first lien, 9.00%, 2/15/20	United States	21,400,000	17,173,500

Annual Report | 21

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

		Franklin High Income Fund	Country	Principal Amount*	Value
		Corporate Bonds (continued)
		Consumer Services (continued)
		[c,f]Fontainebleau Las Vegas, senior secured note, first lien, 144A,
		11.00%, 6/15/15	United States	20,000,000	$125,000
		MGM Resorts International, senior note,
		6.625%, 7/15/15	United States	20,000,000	21,200,000
		6.875%, 4/01/16	United States	10,000,000	10,950,000
		6.75%, 10/01/20	United States	9,200,000	10,223,500
		6.625%, 12/15/21	United States	12,950,000	14,423,063
		7.75%, 3/15/22	United States	5,000,000	5,881,250
		Pinnacle Entertainment Inc., senior sub. note, 7.75%, 4/01/22	United States	3,650,000	3,978,500
		[c]PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	United States	14,100,000	14,910,750
					150,727,063
		Diversified Financials 3.7%
		Ally Financial Inc., senior note,
		5.50%, 2/15/17	United States	15,000,000	16,321,875
		7.50%, 9/15/20	United States	31,700,000	37,921,125
		E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	22,500,000	24,553,125
		General Motors Financial Co. Inc.,
		senior bond, 4.25%, 5/15/23	United States	11,200,000	11,130,000
		senior note, 3.25%, 5/15/18	United States	5,800,000	5,901,500
		GMAC Inc., sub. note, 8.00%, 12/31/18	United States	10,000,000	11,950,000
		[c]Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
		5.625%, 3/15/20	United States	6,700,000	7,135,500
		5.875%, 3/15/22	United States	15,000,000	16,050,000
		[c]Nuveen Investments Inc., senior note, 144A,
		9.125%, 10/15/17	United States	10,000,000	10,900,000
		9.50%, 10/15/20	United States	25,300,000	30,170,250
		SLM Corp., senior note,
		8.45%, 6/15/18	United States	33,000,000	38,919,375
		5.50%, 1/15/19	United States	42,200,000	44,532,183
		4.875%, 6/17/19	United States	4,000,000	4,114,568
					259,599,501
		Energy 26.1%
		Access Midstream Partner LP/ACMP Finance Corp., senior note,
		5.875%, 4/15/21	United States	10,000,000	10,712,500
		4.875%, 5/15/23	United States	25,000,000	26,250,000
		[c]Alpha Natural Resources Inc., second lien, 144A, 7.50%, 8/01/20	United States	19,000,000	18,192,500
		Antero Resources Finance Corp., senior note, 5.375%, 11/01/21	United States	13,900,000	14,542,875
		Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.,
		senior note,
		9.25%, 8/15/21	United States	15,000,000	16,050,000
		[c,e]144A, 7.75%, 1/15/21	United States	11,100,000	11,211,000
		BreitBurn Energy Partners LP/Finance Corp., senior bond, 7.875%,
		4/15/22	United States	35,900,000	38,772,000
		Calumet Specialty Products Partners LP/Finance Corp., senior note,
		9.625%, 8/01/20	United States	13,900,000	16,141,375
		Carrizo Oil & Gas Inc., senior note,
		8.625%, 10/15/18	United States	24,200,000	25,833,500
		7.50%, 9/15/20	United States	10,100,000	11,110,000

22	|	Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
CGG SA, senior note,
9.50%, 5/15/16	France	3,600,000	$3,685,500
7.75%, 5/15/17	France	6,800,000	6,885,000
6.50%, 6/01/21	France	30,000,000	28,950,000
[c]144A, 6.875%, 1/15/22	France	23,000,000	22,482,500
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	15,000,000	17,025,000
8.25%, 9/01/21	United States	10,000,000	10,975,000
7.625%, 11/15/22	United States	6,700,000	7,169,000
CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	11,300,000	11,978,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	40,500,000	44,220,937
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	50,000,000	57,875,000
6.125%, 2/15/21	United States	5,000,000	5,643,750
4.875%, 4/15/22	United States	10,000,000	10,375,000
5.75%, 3/15/23	United States	12,700,000	14,224,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	40,000,000	42,700,000
CONSOL Energy Inc., senior note,
8.25%, 4/01/20	United States	25,000,000	27,312,500
6.375%, 3/01/21	United States	3,400,000	3,621,000
[c]144A, 5.875%, 4/15/22	United States	20,900,000	21,736,000
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	36,700,000	38,259,750
Eagle Rock Energy Partners LP/Finance Corp., senior note, 8.375%,
6/01/19	United States	40,000,000	43,550,000
El Paso Corp., senior note, 7.00%, 6/15/17	United States	10,000,000	11,309,960
Energy Transfer Equity LP,
senior bond, 5.875%, 1/15/24	United States	8,800,000	9,130,000
senior note, 7.50%, 10/15/20	United States	45,000,000	52,200,000
[c]senior note, first lien, 144A, 5.875%, 1/15/24	United States	13,000,000	13,487,500
Energy XXI Gulf Coast Inc., senior note,
9.25%, 12/15/17	United States	28,000,000	30,275,000
7.50%, 12/15/21	United States	8,200,000	8,753,500
[c]144A, 6.875%, 3/15/24	United States	3,400,000	3,434,000
[c]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	17,900,000	18,492,938
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	26,075,000	28,161,000
[c]Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
12/15/16	United Kingdom	35,000,000	36,599,675
Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	35,000,000	36,925,000
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	20,000,000	22,000,000
8.875%, 5/15/21	United States	20,000,000	21,400,000
9.25%, 2/15/22	United States	15,200,000	16,378,000
[c]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%,
1/15/18	United States	30,000,000	33,027,480
[c]Kinder Morgan Inc.,
senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	25,000,000	25,307,150
senior secured note, 144A, 5.00%, 2/15/21	United States	4,700,000	4,756,654

Annual Report | 23

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	15,000,000	$16,725,000
5.50%, 1/15/21	United States	9,900,000	10,271,250
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	5,000,000	5,287,500
8.625%, 4/15/20	United States	15,000,000	16,331,250
7.75%, 2/01/21	United States	12,000,000	13,005,000
[c]144A, 6.25%, 11/01/19	United States	25,000,000	26,375,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior
note, 7.25%, 2/15/21	United States	42,200,000	44,626,500
Memorial Production Partners LP/Memorial Production Finance Corp.,
senior note, 7.625%, 5/01/21	United States	40,000,000	41,600,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	26,500,000	28,620,000
[c]Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	11,800,000	12,921,000
[c]Oasis Petroleum Inc., senior note, 144A, 6.875%, 3/15/22	United States	20,000,000	21,850,000
[c]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	23,625,000	23,506,875
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	15,100,000	15,326,500
senior secured note, first lien, 7.50%, 11/01/19	United States	35,000,000	36,881,250
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	40,000,000	44,000,000
Peabody Energy Corp., senior note,
7.375%, 11/01/16	United States	6,900,000	7,676,250
6.00%, 11/15/18	United States	15,000,000	15,712,500
6.50%, 9/15/20	United States	12,500,000	12,843,750
6.25%, 11/15/21	United States	30,000,000	30,150,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	21,300,000	23,776,125
Penn Virginia Resource Partners LP/Finance Corp., senior note,
6.50%, 5/15/21	United States	10,000,000	10,825,000
8.375%, 6/01/20	United States	16,576,000	18,855,200
QEP Resources Inc., senior note,
5.375%, 10/01/22	United States	25,000,000	25,437,500
5.25%, 5/01/23	United States	15,000,000	15,075,000
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	40,000,000	43,000,000
Quicksilver Resources Inc.,
[c,g]secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	30,000,000	29,550,000
senior note, 9.125%, 8/15/19	United States	15,000,000	14,437,500
Sabine Pass Liquefaction LLC, first lien,
5.625%, 2/01/21	United States	45,000,000	47,362,500
5.625%, 4/15/23	United States	13,300,000	13,699,000
[c]144A, 6.25%, 3/15/22	United States	5,000,000	5,375,000
[c]144A, 5.75%, 5/15/24	United States	3,300,000	3,394,875
[c]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	50,000,000	52,500,000
[c]Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	32,500,000	34,937,500
Vanguard Natural Resources LLC/Finance Corp., senior note, 7.875%,
4/01/20	United States	25,000,000	27,125,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	42,000,000	45,675,000
WPX Energy Inc., senior note, 6.00%, 1/15/22	United States	35,000,000	36,837,500
			1,850,693,869

24 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Food, Beverage & Tobacco 2.7%
Constellation Brands Inc., senior note,
3.75%, 5/01/21	United States	5,500,000	$5,479,375
4.25%, 5/01/23	United States	11,600,000	11,600,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	27,520,000	28,689,600
[c]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	30,300,000	30,716,625
[c]JBS USA LLC/Finance Inc., senior note, 144A,
8.25%, 2/01/20	United States	32,400,000	35,437,500
7.25%, 6/01/21	United States	14,900,000	16,166,500
[c]Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	United States	15,500,000	16,468,750
7.375%, 2/15/22	United States	22,000,000	23,925,000
[e]6.00%, 12/15/22	United States	5,400,000	5,467,500
[c]Smithfield Foods Inc., senior note, 144A,
5.25%, 8/01/18	United States	7,300,000	7,642,187
5.875%, 8/01/21	United States	8,450,000	8,972,844
			190,565,881
Health Care Equipment & Services 5.5%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	37,000,000	40,607,500
senior sub. note, 6.50%, 6/15/20	United States	5,900,000	6,239,250
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note,
7.75%, 2/15/19	United States	20,000,000	21,450,000
6.00%, 10/15/21	United States	9,000,000	9,540,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	32,500,000	35,750,000
senior note, 7.125%, 7/15/20	United States	13,300,000	14,447,125
[c]senior note, 144A, 5.125%, 8/01/21	United States	4,100,000	4,182,000
[c]senior note, 144A, 6.875%, 2/01/22	United States	4,600,000	4,864,500
senior secured note, 5.125%, 8/15/18	United States	12,700,000	13,382,625
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	United States	19,300,000	20,747,500
ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	15,000,000	16,387,500
HCA Holdings Inc., senior note, 7.75%, 5/15/21	United States	10,000,000	11,037,500
HCA Inc.,
first lien, 5.00%, 3/15/24	United States	22,900,000	23,300,750
senior note, 8.00%, 10/01/18	United States	5,000,000	5,975,000
senior note, 7.50%, 2/15/22	United States	8,100,000	9,355,500
senior note, 5.875%, 5/01/23	United States	50,000,000	51,875,000
senior secured bond, 7.25%, 9/15/20	United States	4,300,000	4,638,625
senior secured note, 5.875%, 3/15/22	United States	30,000,000	32,737,500
[c]MPH Acquisition Holdings LLC, senior note, 144A, 6.625%,
4/01/22	United States	6,800,000	7,072,000
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	6,700,000	7,219,250
senior note, 8.125%, 4/01/22	United States	30,000,000	34,200,000
[c]senior note, 144A, 5.00%, 3/01/19	United States	3,700,000	3,783,250
United Surgical Partners International Inc., senior note, 9.00%,
4/01/20	United States	12,200,000	13,572,500
			392,364,875

			Annual Report | 25

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials 10.1%
[c]Albea Beauty Holdings SA, first lien, 144A, 8.375%, 11/01/19	France	16,300,000	$17,767,000
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	46,800,000	50,412,726
[c]Ardagh Packaging Finance PLC,
senior note, 144A, 9.125%, 10/15/20	Luxembourg	6,100,000	6,740,500
senior secured note, 144A, 7.375%, 10/15/17	Luxembourg	5,000,000	5,281,250
[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	4,100,000	4,253,750
senior note, 144A, 9.125%, 10/15/20	Luxembourg	12,700,000	14,065,250
senior note, 144A, 7.00%, 11/15/20	Luxembourg	2,647,059	2,759,559
senior note, 144A, 6.75%, 1/31/21	Luxembourg	4,500,000	4,688,437
senior secured note, first lien, 144A, 10/15, 7.375%, 10/15/17	Luxembourg	5,900,000	6,235,562
[c]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	31,000,000	28,791,250
[c]Cemex Finance LLC, senior secured note, 144A,
9.375%, 10/12/22	Mexico	7,100,000	8,378,000
6.00%, 4/01/24	Mexico	15,800,000	16,293,750
[c]Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	2,200,000	2,296,250
senior secured note, 144A, 9.00%, 1/11/18	Mexico	45,000,000	48,796,875
[c]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	45,000,000	45,225,000
[c]Essar Steel Minnesota LLC, senior secured note, 144A, 11.50%,
5/15/20	United States	19,300,000	19,903,125
[c]Exopack Holding Corp., senior note, 144A, 10.00%, 6/01/18	United States	6,400,000	6,896,000
[c]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	35,000,000	35,875,000
7.00%, 2/15/21	Canada	39,882,000	40,879,050
[c]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.00%, 4/01/17	Australia	5,000,000	5,275,000
6.875%, 2/01/18	Australia	25,000,000	26,250,000
8.25%, 11/01/19	Australia	25,000,000	27,281,250
6.875%, 4/01/22	Australia	5,000,000	5,293,750
[c]Ineos Finance PLC, senior secured note, 144A,
8.375%, 2/15/19	Switzerland	5,000,000	5,512,500
7.50%, 5/01/20	Switzerland	8,600,000	9,395,500
[c]Ineos Group Holdings SA, senior note, 144A,
6.125%, 8/15/18	Switzerland	22,100,000	22,956,375
5.875%, 2/15/19	Switzerland	9,000,000	9,208,125
[c]LSB Industries Inc., senior note, 144A, 7.75%, 8/01/19	United States	25,000,000	26,812,500
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	20,000,000	22,325,000
[c]Orion Engineered Carbons Bondco GmbH, senior secured note, first
lien, 144A, 9.625%, 6/15/18	Germany	14,733,000	15,827,073
[c,h]Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK,
9.25%, 8/01/19	Germany	14,100,000	14,734,500
[c]Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	19,700,000	20,537,250
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	23,600,000	24,662,000
senior note, 8.50%, 5/15/18	United States	32,000,000	33,480,000
senior note, 9.00%, 4/15/19	United States	2,300,000	2,449,500

26 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
Reynolds Group Issuer Inc./LLC/SA, (continued)
senior note, 9.875%, 8/15/19	United States	7,500,000	$8,296,875
senior note, 8.25%, 2/15/21	United States	20,000,000	21,375,000
senior secured note, 7.875%, 8/15/19	United States	5,000,000	5,487,500
[c]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	9,100,000	10,123,750
6.50%, 12/01/20	United States	8,900,000	9,968,000
8.375%, 9/15/21	United States	7,000,000	8,050,000
[c]U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A,
7.375%, 5/01/21	United States	12,750,000	14,025,000
			714,864,782
Media 8.6%
[c]Altice Financing SA, secured note, 144A, 6.50%, 1/15/22	Luxembourg	4,900,000	5,194,000
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	15,000,000	17,587,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	17,700,000	18,076,125
senior bond, 5.125%, 2/15/23	United States	15,000,000	15,168,750
senior note, 6.50%, 4/30/21	United States	10,000,000	10,712,500
Clear Channel Communications Inc., senior secured bond, first lien,
9.00%, 3/01/21	United States	45,000,000	48,262,500
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	3,500,000	3,740,625
senior note, 6.50%, 11/15/22	United States	6,500,000	6,987,500
senior sub. note, 7.625%, 3/15/20	United States	1,650,000	1,773,750
senior sub. note, 7.625%, 3/15/20	United States	25,000,000	27,000,000
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	5,000,000	5,806,250
CSC Holdings LLC, senior note,
6.75%, 11/15/21	United States	25,000,000	28,000,000
[c]144A, 5.25%, 6/01/24	United States	25,000,000	25,062,500
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	5,000,000	5,100,000
senior note, 7.125%, 2/01/16	United States	15,000,000	16,387,500
senior note, 6.75%, 6/01/21	United States	5,000,000	5,668,750
senior note, 5.875%, 7/15/22	United States	30,000,000	32,250,000
[c]Gannett Co. Inc.,
senior bond, 144A, 6.375%, 10/15/23	United States	27,600,000	29,532,000
senior note, 144A, 5.125%, 10/15/19	United States	19,400,000	20,273,000
senior note, 144A, 5.125%, 7/15/20	United States	19,500,000	20,280,000
[c]Live Nation Entertainment Inc., senior note, 144A,
7.00%, 9/01/20	United States	7,100,000	7,792,250
5.375%, 6/15/22	United States	8,600,000	8,707,500
[c]Lynx I Corp., first lien, 144A, 5.375%, 4/15/21	United Kingdom	13,400,000	13,852,250
[c]The Nielsen Co. (Luxembourg) S.a.r.l., senior note, 144A, 5.50%,
10/01/21	United States	16,100,000	16,764,125
[c]Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	19,000,000	19,178,125
[c]Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	14,025,000	15,217,125
[c]Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	34,200,000	35,226,000

Annual Report | 27

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media (continued)
[c]Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	21,544,000	$23,698,400
senior secured note, 144A, 6.875%, 5/15/19	United States	15,000,000	16,087,500
senior secured note, 144A, 5.125%, 5/15/23	United States	8,000,000	8,260,000
[c]UPCB Finance III Ltd., senior secured note, 144A, 6.625%,
7/01/20	Netherlands	30,000,000	32,025,000
[c]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%,
1/15/22	Netherlands	4,700,000	5,131,812
[c]Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	14,800,000	15,170,000
[c]Virgin Media Finance PLC., senior bond, 144A, 6.375%, 4/15/23	United Kingdom	1,500,000	1,590,000
[c]Virgin Media Secured Finance PLC, senior secured bond, first lien,
144A, 5.50%, 1/15/25	United Kingdom	28,400,000	28,630,750
[c]VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	17,000,000	18,045,466
			608,239,553
Pharmaceuticals, Biotechnology & Life Sciences 2.7%
[c,h]Capsugel SA, senior note, 144A, PIK, 7.00%, 5/15/19	United States	11,700,000	12,043,687
[c]Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%,
4/01/22	United States	7,900,000	8,196,250
[c]inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	22,075,000	23,730,625
[c,h]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	25,090,000	26,219,050
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%,
12/01/19	United States	9,200,000	10,166,000
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	26,000,000	28,340,000
[c]Salix Pharmaceuticals Ltd., senior note, 144A, 6.00%, 1/15/21	United States	6,300,000	6,772,500
[c]Valeant Pharmaceuticals International Inc., senior note, 144A,
7.50%, 7/15/21	United States	15,400,000	17,151,750
5.625%, 12/01/21	United States	10,000,000	10,400,000
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	42,600,000	45,741,750
			188,761,612
Real Estate 0.2%
Crown Castle International Corp., senior bond, 5.25%, 1/15/23	United States	15,400,000	16,093,000
Retailing 0.2%
[c]New Look Bondco I PLC, secured note, 144A, 8.375%, 5/14/18	United Kingdom	15,400,000	16,583,875
Semiconductors & Semiconductor Equipment 0.8%
Freescale Semiconductor Inc., senior note,
8.05%, 2/01/20	United States	18,004,000	19,624,360
10.75%, 8/01/20	United States	11,610,000	13,249,913
[c]NXP BV/NXP Funding LLC, senior note, 144A, 5.75%, 2/15/21	Netherlands	20,000,000	21,475,000
			54,349,273
Software & Services 3.1%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	35,000,000	37,012,500
Equinix Inc.,
senior bond, 5.375%, 4/01/23	United States	37,000,000	37,925,000
senior note, 4.875%, 4/01/20	United States	10,000,000	10,325,000

28 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Software & Services (continued)
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	35,000,000	$42,175,000
senior note, 11.25%, 1/15/21	United States	15,000,000	17,287,500
[c]senior secured bond, 144A, 8.25%, 1/15/21	United States	37,000,000	40,330,000
[c,h]Infor Software Parent LLC/Inc., senior note, 144A, PIK, 7.125%,
5/01/21	United States	12,500,000	12,812,500
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	18,675,000	19,888,875
			217,756,375
Technology Hardware & Equipment 2.0%
[c]Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	42,200,000	45,048,500
[c]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	12,200,000	12,871,000
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	20,000,000	21,875,000
[c,h]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%,
6/01/20	United States	11,200,000	12,012,000
[c]CommScope Inc.,
senior bond, 144A, 5.50%, 6/15/24	United States	7,000,000	7,070,000
senior note, 144A, 8.25%, 1/15/19	United States	22,008,000	23,955,708
senior note, 144A, 5.00%, 6/15/21	United States	7,000,000	7,070,000
Lucent Technologies Inc., 6.45%, 3/15/29	France	15,000,000	14,737,500
			144,639,708
Telecommunication Services 8.5%
[c]Altice SA, senior secured note, 144A, first lien, 7.75%, 5/15/22	Luxembourg	25,800,000	27,157,467
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	6,300,000	6,898,500
senior note, 5.80%, 3/15/22	United States	30,000,000	31,350,000
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	31,600,000	34,298,640
[c]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	24,400,000	24,918,500
[c]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	25,000,000	27,218,750
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	4,800,000	5,016,000
senior note, 8.75%, 4/15/22	United States	10,000,000	11,487,500
senior note, 7.125%, 1/15/23	United States	10,000,000	10,400,000
senior note, 7.875%, 1/15/27	United States	23,000,000	23,632,500
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	20,000,000	20,875,000
[c]senior bond, 144A, 5.50%, 8/01/23	Luxembourg	15,000,000	15,000,000
senior note, 7.25%, 10/15/20	Luxembourg	20,100,000	21,758,250
senior note, 7.50%, 4/01/21	Luxembourg	35,000,000	38,456,250
[c]Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	29,200,000	31,116,250
[b,f]RSL Communications PLC,
senior discount note, 10.125%, 3/01/08	United Kingdom	44,500,000	489,500
senior note, 12.00%, 11/01/08	United Kingdom	6,250,000	87,500
[c]Sprint Corp.,
senior bond, 144A, 7.125%, 6/15/24	United States	10,900,000	11,772,000
senior note, 144A, 7.875%, 9/15/23	United States	4,700,000	5,322,750

Annual Report | 29

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	40,000,000	$47,100,000
6.00%, 11/15/22	United States	7,500,000	7,781,250
[c]144A, 9.00%, 11/15/18	United States	60,000,000	73,050,000
[c]144A, 7.00%, 3/01/20	United States	9,800,000	11,343,500
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	7,400,000	7,881,000
senior note, 6.542%, 4/28/20	United States	11,700,000	12,679,875
senior note, 6.633%, 4/28/21	United States	9,000,000	9,731,250
senior note, 6.125%, 1/15/22	United States	4,200,000	4,467,750
senior note, 6.731%, 4/28/22	United States	9,000,000	9,753,750
[c]Wind Acquisition Finance SA, senior secured note, 144A, 7.375%,
4/23/21	Italy	70,000,000	72,668,750
			603,712,482
Transportation 2.0%
[c]Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	17,400,000	18,161,250
senior note, 144A, 9.75%, 5/01/20	United States	9,300,000	9,741,750
Hertz Corp., senior note,
7.50%, 10/15/18	United States	15,000,000	15,881,250
6.75%, 4/15/19	United States	26,800,000	28,776,500
5.875%, 10/15/20	United States	10,000,000	10,625,000
Marquette Transportation Co. Inc./Finance Corp., senior secured note,
10.875%, 1/15/17	United States	20,000,000	21,205,000
[c]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	18,800,000	19,834,000
[c]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	20,000,000	20,025,000
			144,249,750
Utilities 2.4%
[c]Calpine Corp.,
senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	14,100,000	14,840,250
senior secured note, 144A, 7.875%, 7/31/20	United States	8,022,000	8,784,090
senior secured note, 144A, 7.50%, 2/15/21	United States	18,412,000	20,046,065
senior secured note, 144A, 7.875%, 1/15/23	United States	7,960,000	8,974,900
senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	3,600,000	3,879,000
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	37,900,000	39,771,313
[c,f]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%,
10/01/20	United States	60,000,000	53,550,000
[c]Viridian Group FundCo II, senior note, 144A, 11.125%, 4/01/17	United Kingdom	15,000,000	16,796,190
			166,641,808
Total Corporate Bonds (Cost $6,282,285,175)			6,620,773,163

30 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
[g,i]Senior Floating Rate Interests 1.0%
Capital Goods 0.2%
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	11,747,428	$11,956,685
Household & Personal Products 0.6%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	41,649,071	40,243,415
Utilities 0.2%
[f]Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan,
4.737%, 10/10/17	United States	19,083,845	15,314,786
Total Senior Floating Rate Interests
(Cost $69,480,570)			67,514,886

		Shares
Litigation Trusts (Cost $—) 0.0%
[a,b]NewPage Corp., Litigation Trust	United States	30,000,000	—
Total Investments before Short Term Investments
(Cost $6,434,334,466)			6,762,980,483
Short Term Investments (Cost $218,226,336) 3.1%
Money Market Funds 3.1%
[a,j]Institutional Fiduciary Trust Money Market Portfolio	United States	218,226,336	218,226,336
Total Investments (Cost $6,652,560,802) 98.5%			6,981,206,819
Other Assets, less Liabilities 1.5%			104,778,912
Net Assets 100.0%			$7,085,985,731

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2014, the aggregate value of these securities was $781,720, representing
0.01% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2014, the aggregate value of these securities was $2,856,050,425, representing 40.31% of net assets.
dPerpetual security with no stated maturity date.
eA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
fSee Note 7 regarding defaulted securities.
gThe coupon rate shown represents the rate at period end.
hIncome may be received in additional securities and/or cash.
iSee Note 1(e) regarding senior floating rate interests.
jSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | 31

Franklin High Income Trust

Statement of Investments, May 31, 2014 (continued)

Franklin High Income Fund

At May 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type Quantity	Contract Amount	Date	Appreciation	Depreciation
Euro	DBAB	Buy 4,700,000	$6,437,825	12/17/14	$—	$(28,816)
Euro	DBAB	Sell 4,700,000	6,448,400	12/17/14	39,391	—
Euro	DBAB	Buy 2,575,000	3,527,235	2/09/15	—	(15,360)
Euro	DBAB	Sell 2,575,000	3,551,337	2/09/15	39,462	—
Unrealized appreciation (depreciation)					78,853	(44,176)
Net unrealized appreciation (depreciation)					$34,677
[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 51.

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust

Financial Statements

Statement of Assets and Liabilities
May 31, 2014

Franklin High
Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,434,334,466
Cost - Sweep Money Fund (Note 3f)	218,226,336
Total cost of investments	$6,652,560,802
Value - Unaffiliated issuers	$6,762,980,483
Value - Sweep Money Fund (Note 3f)	218,226,336
Total value of investments	6,981,206,819
Cash	16,520
Receivables:
Investment securities sold	44,209,499
Capital shares sold	15,742,711
Dividends and interest	109,731,190
Unrealized appreciation on forward exchange contracts	78,853
Other assets	3,459
Total assets	7,150,989,051
Liabilities:
Payables:
Investment securities purchased	46,719,001
Capital shares redeemed	12,579,910
Management fees	2,665,095
Distribution fees	1,163,975
Transfer agent fees	1,539,884
Unrealized depreciation on forward exchange contracts	44,176
Accrued expenses and other liabilities	291,279
Total liabilities	65,003,320
Net assets, at value	$7,085,985,731
Net assets consist of:
Paid-in capital	$6,985,778,096
Distributions in excess of net investment income	(11,188,150)
Net unrealized appreciation (depreciation)	328,680,694
Accumulated net realized gain (loss)	(217,284,909)
Net assets, at value	$7,085,985,731

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin High Income Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
May 31, 2014

Franklin High
Income Fund
Class A:
Net assets, at value	$4,058,942,202
Shares outstanding	1,888,470,119
Net asset value per share[a]	$2.15
Maximum offering price per share (net asset value per share ÷ 95.75%)	$2.25
Class C:
Net assets, at value	$907,457,647
Shares outstanding	418,401,451
Net asset value and maximum offering price per share[a]	$2.17
Class R:
Net assets, at value	$363,756,295
Shares outstanding	166,914,282
Net asset value and maximum offering price per share	$2.18
Class R6:
Net assets, at value	$35,633,341
Shares outstanding	16,575,150
Net asset value and maximum offering price per share	$2.15
Advisor Class:
Net assets, at value	$1,720,196,246
Shares outstanding	799,309,212
Net asset value and maximum offering price per share	$2.15

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust

Financial Statements (continued)

Statement of Operations
for the year ended May 31, 2014

Franklin High
Income Fund
Investment income:
Dividends	$3,064,663
Interest	439,704,942
Total investment income	442,769,605
Expenses:
Management fees (Note 3a)	29,501,739
Distribution fees: (Note 3c)
Class A	5,776,390
Class C	5,380,155
Class R	1,687,238
Transfer agent fees: (Note 3e)
Class A	5,119,368
Class C	1,100,025
Class R	448,471
Class R6	505
Advisor Class	1,908,557
Custodian fees (Note 4)	5,271
Reports to shareholders	529,484
Registration and filing fees	524,976
Professional fees	75,713
Trustees’ fees and expenses	136,300
Other	163,486
Total expenses	52,357,678
Expense reductions (Note 4)	(511)
Expenses waived/paid by affiliates (Note 3f)	(164,430)
Net expenses	52,192,737
Net investment income	390,576,868
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	112,274,724
Foreign currency transactions	(567,576)
Swap contracts	159,490
Net realized gain (loss)	111,866,638
Net change in unrealized appreciation (depreciation) on:
Investments	7,931,295
Translation of other assets and liabilities denominated in foreign currencies	(31,666)
Net change in unrealized appreciation (depreciation)	7,899,629
Net realized and unrealized gain (loss)	119,766,267
Net increase (decrease) in net assets resulting from operations	$510,343,135

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Franklin High Income Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Fund
	Year Ended May 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$390,576,868	$377,044,777
Net realized gain (loss) from investments, foreign currency transactions and swap
contracts	111,866,638	85,028,151
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	7,899,629	321,329,925
Net increase (decrease) in net assets resulting from operations	510,343,135	783,402,853
Distributions to shareholders from:
Net investment income:
Class A	(241,699,557)	(242,165,001)
Class B	—	(278,847)
Class C	(47,257,431)	(44,273,436)
Class R	(19,620,411)	(19,276,547)
Class R6	(411,677)	—
Advisor Class	(90,907,508)	(83,986,514)
Total distributions to shareholders	(399,896,584)	(389,980,345)
Capital share transactions: (Note 2)
Class A	77,284,905	699,036,421
Class B	—	(9,794,432)
Class C	78,274,906	186,459,485
Class R	22,476,294	50,958,420
Class R6	34,986,235	300,234
Advisor Class	416,341,533	335,042,987
Total capital share transactions	629,363,873	1,262,003,115
Net increase (decrease) in net assets	739,810,424	1,655,425,623
Net assets:
Beginning of year	6,346,175,307	4,690,749,684
End of year	$7,085,985,731	$6,346,175,307
Distributions in excess of net investment income included in net assets:
End of year	$(11,188,150)	$(8,741,956)

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust

Notes to Financial Statements

Franklin High Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of one fund, the Franklin High Income Fund (Fund). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

Annual Report | 37

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock

38 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | 39

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At May 31, 2014, the Fund had no OTC derivatives in a net liability position for such contracts.

40 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

Annual Report | 41

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

See Note 8 regarding other derivative information.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

42 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 43

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended May 31,
	2014		2013	[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	469,763,719	$987,548,597	622,435,733	$1,280,981,385
Shares issued in reinvestment
of distributions	97,723,042	204,369,730	96,816,904	199,126,169
Shares redeemed	(532,488,157)	(1,114,633,422)	(376,499,945)	(781,071,133)
Net increase (decrease)	34,998,604	$77,284,905	342,752,692	$699,036,421
Class B Shares[b]:
Shares sold			201,711	$407,892
Shares issued in reinvestment
of distributions			115,939	233,086
Shares redeemed			(5,094,423)	(10,435,410)
Net increase (decrease)			(4,776,773)	$(9,794,432)
Class C Shares:
Shares sold	119,123,583	$252,419,486	143,443,413	$299,176,546
Shares issued in reinvestment
of distributions	19,251,768	40,640,640	17,913,496	37,186,822
Shares redeemed	(101,867,458)	(214,785,220)	(71,634,417)	(149,903,883)
Net increase (decrease)	36,507,893	$78,274,906	89,722,492	$186,459,485
Class R Shares:
Shares sold	51,169,642	$108,902,912	55,407,331	$116,057,410
Shares issued in reinvestment
of distributions	9,078,719	19,248,418	9,105,704	18,968,143
Shares redeemed	(49,804,684)	(105,675,036)	(40,021,262)	(84,067,133)
Net increase (decrease)	10,443,677	$22,476,294	24,491,773	$50,958,420
Class R6 Shares:
Shares sold	16,783,083	$35,728,490	140,454	$300,234
Shares issued in reinvestment
of distributions	193,693	411,597	—	—
Shares redeemed	(542,080)	(1,153,852)	—	—
Net increase (decrease)	16,434,696	$34,986,235	140,454	$300,234
Advisor Class Shares:
Shares sold	385,881,461	$812,238,569	363,525,043	$745,142,369
Shares issued in reinvestment
of distributions	36,725,814	77,049,571	31,432,059	64,797,975
Shares redeemed	(225,379,946)	(472,946,607)	(227,260,168)	(474,897,357)
Net increase (decrease)	197,227,329	$416,341,533	167,696,934	$335,042,987

[a]For the period May 1, 2013 (effective date) to May 31, 2013 for Class R6.
[b]Effective March 21, 2013, all Class B shares were converted to Class A.

44 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans,

Annual Report | 45

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.15%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,312,777
CDSC retained	$166,345

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2014, the Fund paid transfer agent fees of $8,576,926, of which $3,566,326 was retained by Investor Services.

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to June 1, 2013, the waiver was accounted for as a reduction to management fees.

46 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
g.	Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Fund do not exceed 0.01% until September 30, 2014. There were no Class R6 transfer agent fees waived during the year ended May 31, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$70,133,717
2018	146,834,317
Total capital loss carryforwards	$216,968,034

During the year ended May 31, 2014, the Fund utilized $105,103,241 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from – ordinary income	$399,896,584	$389,980,345

At May 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$6,664,557,369

Unrealized appreciation	$404,503,135
Unrealized depreciation	(87,853,685)
Net unrealized appreciation (depreciation)	$316,649,450

Distributable earnings – undistributed ordinary income	$3,423,320

Annual Report | 47

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and premiums and regulatory settlements.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2014, aggregated $2,334,863,634 and $1,821,183,735, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At May 31, 2014, the Fund had 94.86% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2014, the aggregate value of these securities was $69,567,691 representing 0.98% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. OTHER DERIVATIVE INFORMATION

At May 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$78,853	forward exchange contracts	$44,176

48 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

8. OTHER DERIVATIVE INFORMATION (continued)

For the year ended May 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency
transactions / Net change in unrealized appreciation
(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies	$(477,753)	$(17,388)
Credit contracts	Net realized gain (loss) from swap contracts / Net
change in unrealized appreciation (depreciation)
	on investments	159,490	(1,770,038)

For the year ended May 31, 2014, the average month end fair value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was 2.

See Note 1(d) regarding derivative financial instruments.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility), which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended May 31, 2014, the Fund did not use the Global Credit Facility.

Annual Report | 49

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—	$203,815	$203,815
Materials	—	5,400,000	—	5,400,000
Transportation	—	12,174,675	—	12,174,675
Other Equity Investments[b]	56,913,944	—	—	56,913,944
Corporate Bonds	—	6,620,070,258	702,905	6,620,773,163
Senior Floating Rate Interests	—	67,514,886	—	67,514,886
Litigation Trusts	—	—	—[c]	—
Short Term Investments	218,226,336	—	—	218,226,336
Total Investments in
Securities	$275,140,280	$6,705,159,819	$906,720	$6,981,206,819
Other Financial Instruments
Forward Exchange Contracts	$—	$78,853	$—	$78,853
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$44,176	$—	$44,176

[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at May 31, 2014.

50 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

10.	FAIR VALUE MEASUREMENTS (continued)
A	reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty	Currency	Selected Portfolio

DBAB - Deutsche Bank AG	EUR - Euro	ETF	- Exchange Traded Fund
		FRN	- Floating Rate Note
		PIK	- Payment-In-Kind

Annual Report | 51

Franklin High Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Fund (the “Fund”) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2014

52 | Annual Report

Franklin High Income Trust

Tax Information (unaudited)

Franklin High Income Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $2,103,859 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $310,987,329 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2014.

Annual Report | 53

Franklin High Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 2007	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and allied
products) (1994-2013), RTI
International Metals, Inc. (manufac-
ture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

54 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (2010-2012) and Graham
				Holdings Company (formerly,
				The Washington Post Company)
				(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
		2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Annual Report | 55

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	138	None
One Franklin Parkway	the Board and	Board since June
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1978
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

56 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Annual Report | 57

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

58 | Annual Report

Franklin High Income Trust

Shareholder Information

Franklin High Income Fund

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin High Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, brokerage commissions and execution, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

Annual Report | 59

Franklin High Income Trust

Shareholder Information (continued)

Franklin High Income Fund

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2013, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of all retail and institutional high yield funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2013 to be in the highest or best performing quintile of such performance universe and its

60 | Annual Report

Franklin High Income Trust

Shareholder Information (continued)

Franklin High Income Fund

Board Review of Investment Management Agreement (continued)

income return on an annualized basis to be in the highest performing quintile of such performance universe for the previous three-year period, and the second-highest performing quintiles for the previous five- and 10-year periods. The Lipper report showed the Fund’s total return during 2013 to be in the second-highest performing quintile of such performance universe, and on an annualized basis to be in the highest performing quintiles of such universe for the previous three- and 10-year periods, and the middle performing quintile of such universe for the previous five-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the Fund’s contractual investment management fee rate, as well as its actual total expense ratio in each case to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm

Annual Report | 61

Franklin High Income Trust

Shareholder Information (continued)

Franklin High Income Fund

Board Review of Investment Management Agreement (continued)

had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through investment management fee breakpoints so that as a fund grows in size, its effective investment management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets, with additional breakpoints continuing thereafter. As of December 31, 2013, the Fund had net assets of approximately $6.4 billion. In considering such fee structure, the Board took into account management’s position that fees reach a relatively low rate quickly and that such low rate, in effect, reflects anticipated economies of scale as assets increase as shown in the Fund’s favorable contractual investment management fee and total expense comparisons within its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

62 | Annual Report

Franklin High Income Trust

Shareholder Information (continued)

Franklin High Income Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin High Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

105 A 07/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $56,944 for the fiscal year ended May 31, 2014 and $65,243 for the fiscal year ended May 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended May 31, 2014 and $4,600 for the fiscal year ended May 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $2,025 for the fiscal year ended May 31, 2014 and $0 for the fiscal year ended May 31, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $157,711 for the fiscal year ended May 31, 2014 and $39,194 for the fiscal year ended May 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $166,666 for the fiscal year ended May 31, 2014 and $43,794 for the fiscal year ended May 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)     Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 28, 2014

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  July 28, 2014